                        Northstar Life Insurance Company
                                Power of Attorney
                         To Sign Registration Statements


         WHEREAS, Northstar Life Insurance Company ("Northstar Life") has established a separate account to fund certain variable life insurance contracts, and

         WHEREAS, Northstar Life Variable Universal Life Account ("Variable Universal Life Account") is a separate account of Northstar Life which has been established for the purpose of issuing group and individual variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies to be registered under the Securities Act of 1933;

         NOW THEREFORE, We, the undersigned Directors and Officers of Northstar Life, do hereby appoint Dennis E. Prohofsky and Helen W. Leslie, and each of them individually, as attorney in fact for the purpose of signing in their names and on their behalf as Directors of Northstar Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering policies of the Variable Universal Life Account for sale by that entity and Northstar Life under the Securities Act of 1933; and b) registering the Variable Universal Life Account as a unit investment trust under the Investment Company Act of 1940.


         Signature                                   Title                        Date
         ---------                                   -----                        ----


     /s/Robert E. Hunstad                            President                    November 12, 1999
  ----------------------------------
     Robert E. Hunstad


     /s/John F. Bruder                               Director                     November 12, 1999
  ----------------------------------
   John F. Bruder


     /s/Keith M. Campbell                            Director                     November 12, 1999
  ----------------------------------
   Keith M. Campbell


     /s/Susan L. Ebertz                              Director                     November 12, 1999
  ----------------------------------
   Susan L. Ebertz


     /s/John M. Gibbons                              Director                     November 12, 1999
  ----------------------------------
     John M. Gibbons, III


     /s/Kathleen A. Hagen                            Director                     November 12, 1999
  ----------------------------------
   Kathleen A. Hagen


     /s/James E. Johnson                             Director                     November 12, 1999
  ----------------------------------
   James E. Johnson


         Signature                                   Title                        Date
         ---------                                   -----                        ----
     /s/Helen W. Leslie                              Director                     November 12, 1999
  ----------------------------------
     Helen W. Leslie


     /s/Marc J. Lifset                               Director                     November 12, 1999
  ----------------------------------
   Marc J. Lifset


     /s/Harry P. Meislahn                            Director                     November 12, 1999
  ----------------------------------
   Harry P. Meislahn


     /s/Dennis E. Prohofsky                          Director                     November 12, 1999
  ----------------------------------
   Dennis E. Prohofsky


     /s/Joseph W. Sarbinowski                        Director                     November 12, 1999
  ----------------------------------
   Joseph W. Sarbinowski


     /s/Robert L. Senkler                            Director                     November 12, 1999
  ----------------------------------
   Robert L. Senkler
